SUPPLEMENT DATED AUGUST 14, 2026
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)
ABACUS FCF SMALL CAP LEADERS ETF (ABLS)
ABACUS FCF INNOVATION LEADERS ETF (ABOT)
ABACUS FLEXIBLE BOND LEADERS ETF (ABXB)
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)

(each a “Fund” and, collectively, the “Funds”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus.

The below changes are immediately effective. These changes do not impact the Funds’ investment objectives or principal investment strategies.

1.The following information replaces in its entirety the information appearing under the heading “Portfolio Managers”:

Cody Raulerson, CFA, Executive Vice President and Portfolio Manager of Abacus Global Management, Inc., the parent company of the Adviser (“Abacus”), and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus and an affiliate of the Adviser (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since August 2026, December 2024 and December 2024, respectively. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Please keep this supplement with your Summary Prospectus for future reference.